Exhibit 99.1

Jabil Posts Third Quarter Results

Momentum Leads to Solid Results and Strong Outlook

ST. PETERSBURG, Fla. – June 17, 2021 – Today, Jabil Inc. (NYSE: JBL), reported preliminary, unaudited financial results for its third quarter of fiscal year 2021.

“Our third quarter performance was outstanding,” said CEO Mark Mondello. “The combination of strong demand and excellent execution by the team allowed us to deliver $277 million in core operating income on revenue of $7.2 billion,” he added.

Third Quarter of Fiscal Year 2021 Highlights:

•	Net revenue: $7.2 billion

•	Diversified Manufacturing Services (DMS) year-on-year revenue growth: 21 percent

•	Electronics Manufacturing Services (EMS) year-on-year revenue growth: 8 percent

•	U.S. GAAP operating income: $239.8 million

•	U.S. GAAP diluted earnings per share: $1.12

•	Core operating income (Non-GAAP): $276.9 million

•	Core diluted earnings per share (Non-GAAP): $1.30

Fourth Quarter of Fiscal Year 2021 Outlook:

• Net revenue	$7.3 billion to $7.9 billion

• U.S. GAAP operating income	$242 million to $302 million

• U.S. GAAP diluted earnings per share	$1.00 to $1.20 per diluted share

• Core operating income (Non-GAAP) (1)	$280 million to $340 million

• Core diluted earnings per share (Non-GAAP) (1)	$1.25 to $1.45 per diluted share

• Total company revenue	Increase 4 percent year-on-year

Fiscal Year 2021 Updated Outlook:

“I’m confident in our plan. As a result, we are raising our financial outlook for the balance of the year. We now expect FY21 revenue to be in the neighborhood of $29.5 billion, with core EPS of approximately $5.50,” added Mondello.

(1)

Core operating income and core diluted earnings per share exclude anticipated adjustments of $12.0 million for amortization of intangibles (or $0.08 per diluted share), $22.0 million for stock-based compensation expense and related charges (or $0.14 per diluted share) and $4.0 million for restructuring, severance and related charges (or $0.03 per diluted share).

(Definitions: “U.S. GAAP” means U.S. generally accepted accounting principles. Jabil defines core operating income as U.S. GAAP operating income less amortization of intangibles, stock-based compensation expense and related charges, restructuring, severance and related charges, distressed customer charges, acquisition and integration charges, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges, goodwill impairment charges and business interruption and impairment charges, net plus other components of net periodic benefit cost. Jabil defines core earnings as U.S. GAAP net income before amortization of intangibles, stock-based compensation expense and related charges, restructuring, severance and related charges, distressed customer charges, acquisition and integration charges, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges, goodwill impairment charges, business interruption and impairment charges, net, (gain) impairment on securities, income (loss) from discontinued operations, gain (loss) on sale of discontinued operations and certain other expenses, net of tax and certain deferred tax valuation allowance charges. Jabil defines core diluted earnings per share as core earnings divided by the weighted average number of outstanding diluted shares as determined under U.S. GAAP. Jabil defines adjusted free cash flow as net cash provided by (used in) operating activities plus cash receipts on sold receivables less net capital expenditures (acquisition of property, plant and equipment less proceeds and advances from sale of property, plant and equipment). Jabil reports core operating income, core earnings, core diluted earnings per share and adjusted free cash flow to provide investors an additional method for assessing operating income, earnings, diluted earnings per share and free cash flow from what it believes are its core manufacturing operations. See the accompanying reconciliation of Jabil’s core operating income to its U.S. GAAP operating income, its calculation of core earnings and core diluted earnings per share to its U.S. GAAP net income and U.S. GAAP earnings per share and additional information in the supplemental information.)

Forward Looking Statements: This release contains forward-looking statements, including those regarding our anticipated financial results for our third quarter of fiscal year 2021 and our guidance for future financial performance in our fourth quarter of fiscal year 2021 (including, net revenue, total company revenue, U.S. GAAP operating income, U.S. GAAP diluted earnings per share, core operating income (Non-GAAP), core diluted earnings per share (Non-GAAP) results and the components thereof, including but not limited to amortization of intangibles, stock-based compensation expense and related charges, and restructuring, severance and related charges) and in fiscal year 2021 (including revenue and core earnings per share). The statements in this release are based on current expectations, forecasts and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from our current expectations. Such factors include, but are not limited to: our determination as we finalize our financial results for our third quarter of fiscal year 2021 that our financial results and conditions differ from our current preliminary unaudited numbers set forth herein; the scope and duration of the COVID-19 outbreak and its impact on our operations, sites, customers and supply chain; managing growth effectively; our dependence on a limited number of customers; competitive challenges affecting our customers; managing rapid declines or increases in customer demand and other related customer challenges that may occur; risks arising from relationships with emerging companies; changes in technology; our ability to introduce new business models or programs requiring implementation of new competencies; competition; transportation issues; our ability to maintain our engineering, technological and manufacturing expertise; retaining key personnel; our ability to purchase components efficiently and reliance on a limited number of suppliers for critical components; risks associated with international sales and operations; our ability to achieve expected profitability from acquisitions; risk arising from our restructuring activities; issues involving our information systems, including security issues; regulatory risks (including the expense of complying, or failing to comply, with applicable regulations; risk arising from design or manufacturing defects; and intellectual property risk); financial risks (including customers or suppliers who become financially troubled; turmoil in financial markets; tax risks; credit rating risks; risks of exposure to debt; currency fluctuations; energy prices; and asset impairment); changes in financial accounting standards or policies; and risk of natural disaster, climate change or other global events. Additional factors that could cause such differences can be found in our Annual Report on Form 10-K for the fiscal year ended August 31, 2020 and our other filings with the Securities and Exchange Commission. We assume no obligation to update these forward-looking statements.

Supplemental Information Regarding Non-GAAP Financial Measures: Jabil provides supplemental, non-GAAP financial measures in this release to facilitate evaluation of Jabil’s core operating performance. These non-GAAP measures exclude certain amounts that are included in the most directly comparable U.S. GAAP measures, do not have standard meanings and may vary from the non-GAAP financial measures used by other companies. Management believes these “core” financial measures are useful measures that facilitate evaluation of the past and future performance of Jabil’s ongoing operations on a comparable basis.

Jabil reports core operating income, core earnings, core diluted earnings per share and adjusted free cash flows to provide investors an additional method for assessing operating income, earnings, earnings per share and free cash flow from what it believes are its core manufacturing operations. Among other uses, management uses non-GAAP financial measures to make operating decisions, assess business performance and as a factor in determining certain employee performance when determining incentive compensation. The Company determines the tax effect of the items excluded from core earnings and core diluted earnings per share based upon evaluation of the statutory tax treatment and the applicable tax rate of the jurisdiction in which the pre-tax items were incurred, and for which realization of the resulting tax benefit, if any, is expected. In certain jurisdictions where the Company does not expect to realize a tax benefit (due to existing tax incentives or a history of operating losses or other factors resulting in a valuation allowance related to deferred tax assets), a reduced or 0% tax rate is applied. Detailed definitions of certain of the core financial measures are included above under “Definitions” and a reconciliation of the disclosed core financial measures to the most directly comparable U.S. GAAP financial measures is included under the heading “Supplemental Data” at the end of this release.

Meeting and Replay Information: Jabil will hold a conference call today at 8:30 a.m. ET to discuss its earnings for the third quarter of fiscal year 2021. To access the live audio webcast and view the accompanying slide presentation, visit the Investor Relations section of Jabil’s website, located at https://investors.jabil.com. An archived replay of the webcast will also be available after completion of the call.

About Jabil: Jabil (NYSE: JBL) is a manufacturing solutions provider with over 260,000 employees across 100 locations in 30 countries. The world’s leading brands rely on Jabil’s unmatched breadth and depth of end-market experience, technical and design capabilities, manufacturing know-how, supply chain insights and global product management expertise. Driven by a common purpose, Jabil and its people are committed to making a positive impact on their local community and the environment. Visit www.jabil.com to learn more.

Investor Contact

Adam Berry

Vice President, Investor Relations

(727) 577-9749

Adam_Berry@jabil.com

Media Contact

Michelle Smith

Vice President, Corporate Communications

(727) 577-9749

Michelle_Smith@jabil.com

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	May 31, 2021
	(unaudited)	August 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$1,240,729	$1,393,557
Accounts receivable, net	3,227,627	2,847,743
Contract assets	1,070,606	1,104,700
Inventories, net	3,979,329	3,131,783
Prepaid expenses and other current assets	741,223	657,102

Total current assets	10,259,514	9,134,885
Property, plant and equipment, net	3,812,159	3,665,312
Operating lease right-of-use asset	360,938	362,847
Goodwill and intangible assets, net	914,253	906,723
Deferred income taxes	165,612	165,407
Other assets	228,232	162,242

Total assets	$15,740,708	$14,397,416

LIABILITIES AND EQUITY
Current liabilities:
Current installments of notes payable and long-term debt	$50,168	$50,194
Accounts payable	6,193,198	5,687,038
Accrued expenses	3,490,480	3,211,528
Current operating lease liabilities	113,150	110,723

Total current liabilities	9,846,996	9,059,483
Notes payable and long-term debt, less current installments	2,876,599	2,678,288
Other liabilities	302,602	268,925
Non-current operating lease liabilities	303,703	302,035
Income tax liabilities	169,593	148,629
Deferred income taxes	102,255	114,657

Total liabilities	13,601,748	12,572,017

Commitments and contingencies
Equity:
Jabil Inc. stockholders’ equity:
Preferred stock	—	—
Common stock	267	264
Additional paid-in capital	2,490,892	2,413,616
Retained earnings	2,525,323	2,040,922
Accumulated other comprehensive income (loss)	14,722	(34,168)
Treasury stock, at cost	(2,893,193)	(2,609,250)

Total Jabil Inc. stockholders’ equity	2,138,011	1,811,384
Noncontrolling interests	949	14,015

Total equity	2,138,960	1,825,399

Total liabilities and equity	$15,740,708	$14,397,416

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except for per share data)

(Unaudited)

	Three months ended		Nine months ended
	May 31, 2021	May 31, 2020	May 31, 2021	May 31, 2020
Net revenue	$7,214,645	$6,335,642	$21,875,721	$19,966,423
Cost of revenue	6,646,845	5,879,494	20,103,436	18,526,311

Gross profit	567,800	456,148	1,772,285	1,440,112
Operating expenses:
Selling, general and administrative	305,559	302,849	914,253	916,772
Research and development	9,657	11,587	27,143	33,647
Amortization of intangibles	12,066	13,178	35,160	42,895
Restructuring, severance and related charges	744	69,150	5,655	144,005

Operating income	239,774	59,384	790,074	302,793
(Gain) Impairment on securities	(2,409)	—	(2,409)	12,205
Interest and other, net	28,888	45,611	85,243	145,098

Income before income tax	213,295	13,773	707,240	145,490
Income tax expense	43,277	64,036	183,861	157,620

Net income (loss)	170,018	(50,263)	523,379	(12,130)
Net income attributable to noncontrolling interests, net of tax	538	695	1,803	1,689

Net income (loss) attributable to Jabil Inc.	$169,480	$(50,958)	$521,576	$(13,819)

Earnings (loss) per share attributable to the stockholders of Jabil Inc.:
Basic	$1.14	$(0.34)	$3.49	$(0.09)

Diluted	$1.12	$(0.34)	$3.41	$(0.09)

Weighted average shares outstanding:
Basic	148,110	150,723	149,500	151,956

Diluted	151,976	150,723	152,838	151,956

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(Unaudited)

	Nine months ended
	May 31, 2021	May 31, 2020
Cash flows provided by operating activities:
Net income (loss)	$523,379	$(12,130)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	644,743	600,692
Restructuring and related charges	3,043	39,292
Recognition of stock-based compensation expense and related charges	76,119	62,214
Deferred income taxes	(15,933)	18,279
Provision for allowance for doubtful accounts	5,395	14,636
Other, net	16,217	20,979
Change in operating assets and liabilities, exclusive of net assets acquired:
Accounts receivable	(365,061)	142,470
Contract assets	47,135	(92,574)
Inventories	(839,570)	(229,398)
Prepaid expenses and other current assets	(73,024)	(44,331)
Other assets	(32,220)	(9,089)
Accounts payable, accrued expenses and other liabilities	680,637	59,686

Net cash provided by operating activities	670,860	570,726

Cash flows used in investing activities:
Acquisition of property, plant and equipment	(878,020)	(648,945)
Proceeds and advances from sale of property, plant and equipment	286,702	93,679
Cash paid for business and intangible asset acquisitions, net of cash	(49,833)	(145,595)
Other, net	(3,081)	21,398

Net cash used in investing activities	(644,232)	(679,463)

Cash flows used in financing activities:
Borrowings under debt agreements	1,081,486	9,521,853
Payments toward debt agreements	(908,265)	(9,533,522)
Payments to acquire treasury stock	(261,788)	(189,500)
Dividends paid to stockholders	(37,872)	(38,411)
Net proceeds from exercise of stock options and issuance of common stock under employee stock purchase plan	20,354	16,179
Treasury stock minimum tax withholding related to vesting of restricted stock	(22,155)	(23,085)
Other, net	(48,901)	(13,106)

Net cash used in financing activities	(177,141)	(259,592)

Effect of exchange rate changes on cash and cash equivalents	(2,315)	(31,677)

Net decrease in cash and cash equivalents	(152,828)	(400,006)
Cash and cash equivalents at beginning of period	1,393,557	1,163,343

Cash and cash equivalents at end of period	$1,240,729	$763,337

JABIL INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

RECONCILIATION OF U.S. GAAP FINANCIAL RESULTS TO NON-GAAP MEASURES

(in thousands, except for per share data)

(Unaudited)

	Three months ended		Nine months ended
	May 31, 2021	May 31, 2020	May 31, 2021	May 31, 2020
Operating income (U.S. GAAP)	$239,774	$59,384	$790,074	$302,793

Amortization of intangibles	12,066	13,178	35,160	42,895
Stock-based compensation expense and related charges	18,765	16,882	76,119	62,214
Restructuring, severance and related charges	744	69,150	5,655	144,005
Distressed customer charge	—	—	—	14,963
Net periodic benefit cost (1)	5,534	2,797	16,850	7,398
Business interruption and impairment charges, net	—	4,574	(806)	4,574
Acquisition and integration charges	—	6,119	3,374	30,005

Adjustments to operating income	37,109	112,700	136,352	306,054

Core operating income (Non-GAAP)	$276,883	$172,084	$926,426	$608,847

Net income (loss) attributable to Jabil Inc. (U.S. GAAP)	$169,480	$(50,958)	$521,576	$(13,819)
Adjustments to operating income	37,109	112,700	136,352	306,054
(Gain) Impairment on securities	(2,409)	—	(2,409)	12,205
Net periodic benefit cost (1)	(5,534)	(2,797)	(16,850)	(7,398)
Adjustments for taxes	(584)	(2,422)	(1,732)	1,166

Core earnings (Non-GAAP)	$198,062	$56,523	$636,937	$298,208

Diluted earnings (loss) per share (U.S. GAAP)	$1.12	$(0.34)	$3.41	$(0.09)

Diluted core earnings per share (Non-GAAP)	$1.30	$0.37	$4.17	$1.93

Diluted weighted average shares outstanding (U.S. GAAP)	151,976	150,723	152,838	151,956

Diluted weighted average shares outstanding (Non-GAAP)	151,976	152,693	152,838	154,412

(1)

Following the adoption of Accounting Standards Update 2017-07, Compensation - Retirement Benefits (Topic 715) (“ASU 2017-07”), pension service cost is recognized in cost of revenue and all other components of net periodic benefit cost, including return on plan assets, are presented in other expense. We are reclassifying the pension components in other expense to core operating income as we assess operating performance, inclusive of all components of net periodic benefit cost, with the related revenue. There is no impact to core earnings or diluted core earnings per share for this adjustment.

JABIL INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

ADJUSTED FREE CASH FLOW

(in thousands)

(Unaudited)

	Nine months ended
	May 31, 2021	May 31, 2020
Net cash provided by operating activities (U.S. GAAP)	$670,860	$570,726
Acquisition of property, plant and equipment	(878,020)	(648,945)
Proceeds and advances from sale of property, plant and equipment	286,702	93,679

Adjusted free cash flow (Non-GAAP)	$79,542	$15,460